UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Hanmi Financial Corporation

(Name of Registrant as Specified In Its Charter)

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HANMI FINANCIAL CORPORATION
3660 Wilshire Boulevard
Penthouse Suite A
Los Angeles, California 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 24, 2006

The 2006 Annual Meeting of Stockholders of HANMI FINANCIAL CORPORATION (the “Company” or “Hanmi Financial”) will be held at the Radisson Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 24, 2006, beginning at 10:30 A.M. local time, for the following purposes:

1. To elect four nominees to serve as directors of the Company, each for a term of three years until respective successors shall be elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Our agenda for the Annual Meeting will also include an overview of the Company’s business operations and recent performance results.

The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. However, you must be a stockholder of record at the close of business on April 3, 2006 to vote at the meeting. Regardless of whether or not you will attend, please vote by signing, dating and returning the enclosed proxy card.

By Order of the Board of Directors

Sung Won Sohn, Ph.D.
President and Chief Executive Officer
Los Angeles, California
April 21, 2006

HANMI FINANCIAL CORPORATION

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 24, 2006

The Board of Directors of the Company is soliciting your proxy for use at the 2006 Annual Meeting of Stockholders to be held at the Radisson Wilshire Plaza Hotel located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 24, 2006, beginning at 10:30 A.M. local time, and at any adjournment thereof. The Company intends to cause this Proxy Statement to be mailed to stockholders on or about May 1, 2006.

Record Date

The close of business on April 3, 2006 has been selected as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each holder of common stock is entitled to one vote per share of such stock held. At that date, there were 50,015,368 outstanding shares of the Company’s common stock entitled to vote at the annual meeting.

How to Vote; Submitting Your Proxy

You may vote your shares either by voting in person at the Annual Meeting or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your shares. Your proxy designates M. Christian Mitchell and Justine Roe, and each of them, to vote your shares in accordance with the voting instructions you indicate in your proxy.

If you submit your proxy designating M. Christian Mitchell and Justine Roe as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this proxy statement. In addition, if any matters other than the proposals contained in this proxy statement are properly brought up at the Annual Meeting, then M. Christian Mitchell and Justine Roe will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this proxy statement.

Your vote is very important to us. If you do not plan to attend the Annual Meeting, we encourage you to read the enclosed proxy statement and submit your completed proxy prior to the Annual Meeting so that your shares will be represented and voted in accordance with your instructions.

If your shares are not registered in your name, but in the “street name” of a bank, broker or other holder of record, then such party will be entitled to vote your shares. If you would like to vote in person, you will need to obtain a proxy authorization from your broker, bank or other holder of record to vote the shares.

Quorum and Voting Requirements

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of the Company’s common stock entitled to vote at the Annual Meeting. Shares voted in a matter are treated as being present for purposes of establishing a quorum. Abstentions and broker non-votes will be counted for determining a quorum, but will not be counted for purposes of determining the number of votes cast “FOR” or “AGAINST” any matter. If no directions are given, the shares represented by the proxies will be voted “FOR” the election of the nominees for director. The four nominees for directors who receive the most votes will be elected, so if you withhold authority to vote for a particular nominee, your vote will not count either “FOR” or “AGAINST” the nominee. The named proxies may vote in their discretion upon such matters as may properly come before the meeting in accordance with the recommendation of the Board of Directors. At the time of printing this proxy statement, the Company did not have any other matters, which needed to be acted upon at the meeting other than those discussed in this proxy statement.

Revocability of Proxies

Any holder of the Company’s common stock may revoke a proxy at any time before it is voted by filing with the secretary of the Company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Any such filing should be made to the attention of the Corporate Secretary, Hanmi Financial Corporation, Penthouse Suite A, 3660 Wilshire Boulevard, Los Angeles, California 90010. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

Solicitation of Proxies

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving any additional compensation, may solicit proxies by telephone, fax, in person or by other means. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of the Company’s common stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company will pay all expenses related to the solicitation of proxies.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Composition of the Board and Election of Directors

The Company’s Bylaws provide for a Board of Directors consisting of no less than seven and no more than fifteen members, the exact number within this range being determined by the Board of Directors. Currently, the Board of Directors has ten members classified into three classes, with each director serving a three-year term. I Joon Ahn, Joon Hyung Lee, Joseph K. Rho and Kraig A. Kupiec are Class I directors serving terms that expire at the Annual Meeting of Stockholders to be held on May 24, 2006. M. Christian Mitchell, Sung Won Sohn and Won R. Yoon are Class II directors serving terms that expire at the 2007 Annual Meeting of Stockholders. Dr. Won R. Yoon was moved to Class II director status by a board resolution on April 6, 2005, in an effort to evenly distribute the number of directors in each class. Richard B.C. Lee, Chang Kyu Park and William J. Ruh are Class III directors serving terms that expire at the 2008 Annual Meeting of Stockholders. Mr. Ung Kyun Ahn, a Class III director, passed away on January 14, 2006. The Board of Directors has determined that all directors are independent under the applicable Nasdaq listing standards, except for Dr. Sung Won Sohn, who also serves as president and chief executive officer of the Company.

The Board of Directors has nominated I Joon Ahn, Kraig A. Kupiec, Joon Hyung Lee, and Joseph K. Rho for election to the Board of Directors, to serve as Class I directors. The four nominees receiving the most votes will be elected. If elected, these nominees will serve a three-year term that will expire at the Annual Meeting of Stockholders to be held in the year 2009. The nominees have indicated their willingness to serve and, unless otherwise instructed, proxies will be voted for the election of such nominees unless instructions are given on the proxy to withhold authority to vote for them. In the event a nominee is unable to serve, your proxies will vote for such alternative nominee as determined by the Board of Directors.

The following tables set forth information with respect to the nominees for director, the other directors of the Company and executive officers of the Company. The Board of Directors recommends a vote “For” as to each of the nominees for director.

Class I Director Nominees

Name and Position	Age	Principal Occupation for Past Five Years

I Joon Ahn, Director	66	President, Ace’s Fashion Company, a garment manufacturing company (1973-2001); Director of Hanmi Financial Corporation and all predecessor entities (1982-present)
Kraig A. Kupiec, Director	41	Chief Financial and Operations Officer, KWK Management LLC, an investment management firm (1996-present); Co-Founder and Managing Member, Shoreline Trading Group LLC, a registered broker/dealer (1997-present); Director of Pacific Union Bank (2000-2004); Director of Hanmi Financial Corporation (2004-present)
Joon Hyung Lee, Chairman of the Board	62	President, Root-III Corporation, a property management, real estate investment and development company (1983-present); Director of Hanmi Financial Corporation and all predecessor entities (1989-present)
Joseph K. Rho, Director	65	Principal, J & S Investment (2002-present); Partner, Korea Plaza LP (1987-2002); Director of Hanmi Financial Corporation and all predecessor entities (1984-present)

Class II Directors—Term expires in 2007

Name and Position	Age	Principal Occupation for Past Five Years

M. Christian Mitchell, Director	51	Retired Partner, Deloitte & Touche; National Managing Partner, Mortgage Banking/Finance Companies, Deloitte & Touche (2001-2003); Western Region Managing Partner, Deloitte’s Enterprise Risk Services (1998-2001); Director of Special Value Opportunity Fund (2004-present); Director of Hanmi Financial Corporation (2004-present)
Sung Won Sohn, Director	61	President, Chief Executive Officer and Director, Hanmi Financial Corporation (2005-present); Executive Vice President and Chief Economic Officer, Wells Fargo Bank (1998-2004).
Won R. Yoon, Director	70	Chief Surgeon, Won R. Yoon, MD & Soo Y. Song Yoon, MD, Inc. (1975-present); Director of Hanmi Financial Corporation and all predecessor entities (1982-present)

Class III Directors — Term Expires in 2008

Name and Position	Age	Principal Occupation for Past Five Years

Richard B. C. Lee, Director	47	President, B C Textiles, Inc., an international trading company (1991-present); Director of Hanmi Financial Corporation and all predecessor entities (1988-present)
Chang Kyu Park, Director	64	Principal Pharmacist, Serrano Medical Center Pharmacy (1981-present); Director of Hanmi Financial Corporation and all predecessor entities (1983-present)
William J. Ruh, Director	45	Executive Vice President and Co-Founder of Castle Creek Capital, an investment management and private equity firm; Co-Founder and Principal of Castle Creek Financial, a registered broker/dealer (1995-present); Chairman of the Board of Ceres Group, Inc., an insurance holding company based in Cleveland, Ohio (Nasdaq: CERG) (2001-present); Director of Hanmi Financial Corporation (2004-present)

Executive Officers

Name and Position	Age	Principal Occupation for Past Five Years

Sung Won Sohn, President and Chief Executive Officer	61	President, Chief Executive Officer and Director, Hanmi Financial Corporation (January 2005-present); Executive Vice President and Chief Economic Officer, Wells Fargo Bank (1998-2004).
Michael J. Winiarski, Senior Vice President and Chief Financial Officer	49	Senior Vice President and Chief Financial Officer, Hanmi Financial Corporation (2003-present); Senior Advisor to the FDIC, Quantum G&A Joint Venture (2003); President, Imperial Warehouse Finance, Inc. (2002-2003); Senior Vice President, IndyMac Bank, FSB (1999-2002).
Kurt M. Wegleitner, Executive Vice President and Chief Credit Officer	54	Executive Vice President and Chief Credit Officer, Hanmi Bank (2005-present); Assistant General Manager and Country Credit Officer, DBS USA (2003-2005); Managing Director, ING Capital Advisors, LLC (1999-2002).

The Board of Directors and Its Committees

During fiscal year 2005, the Board of Directors held 12 meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served. The Company’s policy is to encourage all directors to attend all Annual and Special Meetings of Stockholders. The Company’s May 18, 2005 Annual Meeting of Stockholders was attended by all of the directors.

The Board of Directors has a process for stockholders to send communications to directors. The Company’s stockholders and interested parties may send communications to the Board of Directors by writing to the Board of Directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Board of Directors. All such communications will be relayed directly to the Board of Directors. Any interested party wishing to communicate directly with the Company’s independent directors regarding any matter may send such communication in writing to the Company’s independent directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Presiding Director. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Chairman of the Audit Committee. Any submissions to the Presiding Director or Audit Committee may be anonymous and/or confidential.

The Board of Directors has four standing committees, the Audit Committee, the Compensation Committee, the Planning Committee and the Nominating and Corporate Governance Committee. All committee charters are available through the Company’s website at www.hanmi.com.

Audit Committee

Pursuant to its charter, the Audit Committee appoints a firm of independent certified public accountants to conduct the annual audit of the Company’s books and records. The Audit Committee also reviews with such accounting firm the scope and results of the annual audit, the performance by such accountants of professional services in addition to those related to the annual audit and the adequacy of the Company’s internal controls. During 2005, the members of the Audit Committee included Stuart Ahn (January to May), Kraig Kupiec, Joon Hyung Lee (June to December), Richard B. C. Lee, M. Christian Mitchell, and Chang Kyu Park, with Mr. Mitchell serving as Chairman. The Board of Directors has determined that each of these committee members met the independence standards required by the Nasdaq Stock Market, Inc. (“NASDAQ”). Mr. Mitchell is a “financial expert” within the meaning of the current rules of the Securities and Exchange Commission (“SEC”) serving on the Audit Committee during 2005. The Audit Committee held sixteen (16) meetings in fiscal year 2005. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee

The Compensation Committee reviews and recommends to the Board of Directors the levels of compensation for the Company’s executive officer(s) and approves and administers the Company’s incentive compensation programs, including but not limited to the Company’s 2000 Stock Option Plan. During 2005, the members of the Compensation Committee were I Joon Ahn, Ung Kyun Ahn, Joseph K. Rho, William J. Ruh and Won R. Yoon, with Dr. Yoon serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC and NASDAQ. The Compensation Committee held four (4) meetings in fiscal year 2005. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available through our website at www.hanmi.com. See “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Planning Committee

The Planning Committee recommends planning policy, new lines of business, capital and financial plans, and dividend plans to the board, and also monitors the planning activities and the Company’s performance against its plans and budget. During 2005, the members of the Planning Committee were I Joon Ahn, Joon Hyung Lee, Richard B. C. Lee, M. Christian Mitchell, Joseph K. Rho, William J. Ruh, and Sung Won Sohn, with Mr. Richard B. C. Lee serving as Chairman. The Planning Committee held twelve (12) meetings in fiscal year 2005.

Nominating and Corporate Governance Committee

Pursuant to its charter, the Nominating and Corporate Governance Committee (a) assists the Board by identifying individuals qualified to become Board members, (b) recommends to the Board the director nominees for the Board and Board committees for the next Annual Meeting of Stockholders, (c) develops, recommends and implements a set of corporate governance principles applicable to the Company and (d) monitors the process to determine Board and committee effectiveness. The members of the Nominating and Corporate Governance Committee were Ung Kyun Ahn, Richard B. C. Lee, M. Christian Mitchell, Chang Kyu Park, and Won R. Yoon, with Mr. Ahn serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC and NASDAQ. The Nominating and Corporate Governance Committee held eleven (11) meetings in fiscal year 2005.

The Nominating and Corporate Governance Committee will consider recommendations by stockholders for directors to be nominated, provided that any such recommendation complies with the procedures set forth below.

Recommendations by any stockholder of a candidate for election as a director of the Company must be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee at the Company’s principal executive offices no later than the last business day of January of the year the Company’s next Annual

Meeting of Stockholders will be held, for consideration at such Annual Meeting. Stockholders shall include in such recommendation: (a) the name, age and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of voting stock of the Company owned by the notifying stockholder; and (f) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the Board and will serve as a member of the Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying stockholder believes the proposed nominee meets the following general qualifications, which are the same qualifications used by the committee in evaluating nominees: (1) nominees should possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders, (2) nominees must have an inquisitive and objective perspective, practical wisdom and mature judgment, (3) nominees should possess a broad range of skills, expertise, industry knowledge and contacts useful to the Company’s business, (4) nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time, and (5) pursuant to the Corporate Governance Guidelines, nominees are required to own shares of common stock of the Company equal to at least 1% of the outstanding shares of common stock of the Company, provided, however, that this requirement may be waived by the Board with respect to any nominee that the Board determines has such significant knowledge, skills or expertise in a field or industry that is important to the Company such that it would be in the best interests of the Company to grant such a waiver. Additional procedures for stockholders nominating directors are set forth in the notice of annual meeting.

In identifying and evaluating director candidates, the Nominating and Corporate Governance Committee will solicit and receive recommendations, and review qualifications of potential candidates to serve on the Board. The Nominating and Corporate Governance Committee may also use search firms to identify director candidates. To enable the Nominating and Corporate Governance Committee to effectively evaluate director candidates, the Committee may also conduct appropriate inquiries into the backgrounds and qualifications of director candidates, including reference checks. As stated above, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders utilizing the same criteria as candidates identified by the Nominating and Corporate Governance Committee.

COMPENSATION

Director Compensation

Each director who is not an employee of the Company is paid a monthly retainer fee of $3,500, and $500 for attendance at any meeting during the month. In addition, each of the Chairman of the Board and the Audit Committee Chairman receives an additional $1,500 each month, and the Vice-Chairman of the Board receives an additional $1,000 each month. Chairmen of remaining committees receive an additional $300 each month, and members receive an additional $400 monthly for serving in the Loan Committee. Directors receive between $9,680 and $16,770 per year for payment of health insurance premiums under the Company’s health insurance plans. Directors are eligible to be granted stock options under the Company’s 2000 Stock Option Plan. No stock options were granted to the Company’s directors in 2005 in connection with a director’s service on the board.

Executive Compensation

The following table shows the compensation paid by the Company during the last three fiscal years to the Company’s chief executive officer and each of our other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2005 and two other officers for whom disclosure would have been required except for the fact that the individuals were not serving in the capacity of an executive officer at the end of fiscal year 2005. We collectively refer to these five persons as the “named executive officers.”

Summary Compensation Table

	Annual Compensation(1)						Long-Term Compensation
								Securities
					Other Annual			Underlying
Name & Principal	Fiscal	Salary	Bonus		Compensation		Restricted	Stock	All Other
Position	Year	($)	($)		($)		Stock Award(s)($)	Options (#)	Compensation(2)

Sung Won Sohn(3)	2005	$550,000	$621,500		*	(4)	$1,815,000 (5)	350,000 (6)	$39,709	(7)
President, Chief
Executive Officer
and Director
Michael J. Winiarski	2005	$156,250	$80,834		*	(8)	—	—	$18,288	(9)
Senior Vice President	2004	$140,000	$50,750		*	(10)	—	14,000	$17,721	(11)
and Chief Financial	2003	$7,499	$5,000		*		—	—	—
Officer
Kurt M. Wegleitner(12)	2005	$116,667	$60,000		*	(13)	—	20,000	$8,477	(14)
Executive Vice
President and Chief
Credit Officer
Suki H. Murayama(15)	2005	$142,535	$53,663		*	(16)	—	—	$19,695	(17)
Senior Vice President	2004	$121,560	$40,598		*	(18)	—	14,000	$17,091	(19)
and Regional Executive	2003	$116,136	$24,817		*	(20)	—	—	$16,447	(21)
Officer
Eunice U. Lim (22)	2005	$118,230	$41,048		*	(23)	—	—	$12,365	(24)
Senior Vice President	2004	$66,500	$53,513	(25)	$10,282	(26)	—	—	$7,187	(27)
and Acting Chief Credit Officer

*	Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the above-named executive officers.

(1)	All cash compensation and perquisites paid to the named executive officers are paid by, and are the responsibility of, the Company’s subsidiary, Hanmi Bank. All equity awards are made by the Company, are for shares of the Company’s common stock and are made pursuant to its 2000 Stock Option Plan with exceptions as noted.

(2)	The amounts in this column consist of group life insurance premiums, health insurance premiums, and employer contributions under the 401(k) Plan, all of which are benefits generally available to all salaried employees with exceptions noted for Dr. Sung Won Sohn.

(3)	Dr. Sohn commenced service as President and Chief Executive Officer on January 3, 2005.

(4)	Other Annual Compensation totals $36,824.

(5)	A restricted stock grant of 100,000 shares was awarded to Dr. Sohn on February 3, 2005 in connection with his execution of an employment agreement with the Company. One-fifth of the shares were released from restriction upon execution of the employment agreement and an additional one-fifth will be released from restriction per year. At December 31, 2005, the value of the remaining restricted stock was $1,428,800. Dividends on the restricted stock will be paid to Dr. Sohn.

(6)	The stock options were granted to Dr. Sohn in connection with an employment agreement with the Company. This equity award to Dr. Sohn was not made pursuant to the 2000 Stock Option Plan.

(7)	This amount consists of $12,439 in life insurance premiums, $16,769 in health insurance premiums, and $10,500 in employer contribution under the 401(k) Plan.

(8)	Other Annual Compensation totals $12,791, which includes $8,400 in automobile allowance.

(9)	This amount consists of $382 in group life insurance premiums, $9,680 in health insurance premiums, and $8,226 in employer contribution under the 401(k) Plan.

(10)	Other Annual Compensation totals $11,835, which includes $8,400 in automobile allowance.

(11)	This amount consists of $384 in group life insurance premiums, $8,937 in health insurance premiums, and $8,400 in employer contribution under the 401(k) Plan.

(12)	Mr. Wegleitner commenced service as Executive Vice President and Chief Credit Officer on June 1, 2005.

(13)	Other Annual Compensation totals $6,246, which includes, among others, $4,900 in automobile allowance.

(14)	This amount consists of $203 in group life insurance premiums, $2,586 in health insurance premiums, and $5,688 in employer contribution under the 401(k) Plan.

(15)	Ms. Murayama served in the capacity of an executive officer until May 18, 2005.

(16)	Other Annual Compensation totals $13,416, which includes $8,400 in automobile allowance.

(17)	This amount consists of $336 in group life insurance premiums, $11,528 in health insurance premiums, and $7,831 in employer contribution under the 401(k) Plan.

(18)	Other Annual Compensation totals $13,322, which includes $8,400 in automobile allowance.

(19)	This amount consists of $330 in group life insurance premiums, $9,467 in health insurance premiums, and $7,294 in employer contribution under the 401(k) Plan.

(20)	Other Annual Compensation totals $9,710, which includes $8,400 in automobile allowance.

(21)	This amount consists of $292 in group life insurance premiums, $9,196 in health insurance premiums, and $6,959 in employer contribution under the 401(k) Plan.

(22)	Ms. Lim served in the capacity of an executive officer until May 18, 2005.

(23)	Other Annual Compensation totals $13,622, which includes $8,400 in automobile allowance.

(24)	This amount consists of $277 in group life insurance premiums, $5,179 in health insurance premiums, and $6,909 in employer contribution under the 401(k) Plan.

(25)	This figure includes a $15,250 retention bonus paid to executive in connection with the Company’s acquisition of Pacific Union Bank.

(26)	Other Annual Compensation includes $5,550 in automobile allowance.

(27)	This amount consists of $162 in group life insurance premiums, $3,035 in health insurance premiums, and $3,990 in employer contribution under the 401(k) Plan.

Employment Agreements

The Company entered into a six-year employment agreement with Dr. Sung Won Sohn effective January 3, 2005. Under the terms of the agreement, Dr. Sohn serves as President and Chief Executive Officer of both the Company and Hanmi Bank, the Company’s subsidiary, at a base annual salary of $550,000 with annual CPI adjustment. In addition, Dr. Sohn is eligible to receive an annual incentive bonus based on pre-tax profitability of the Company in an amount not to exceed 125% of his annual salary. The agreement also provides for a stock bonus grant of 100,000 shares with a vesting schedule under which 20,000 shares vest each year. Dr. Sohn has received two grants of two stock options to acquire 150,000 and 200,000 shares, respectively. The shares subject to each option vest in equal annual installments over six years. Dr. Sohn is entitled to the grant of an additional option to acquire 200,000 shares at the shares’ market price if either the Company’s stock price doubles or its earnings per share double, with the grant of an additional option to acquire 200,000 shares at the shares’ market price if either the Company’s stock price quadruples or its earnings per share quadruple. Dr. Sohn is entitled to certain health insurance benefits and term life insurance policy, which are not available to other salaried employees. Either Dr. Sohn or the Company and/or Hanmi Bank may terminate the employment agreement without cause at any time. If the Company and/or Hanmi Bank terminates employment without cause or if Dr. Sohn resigns on account of constructive termination, as defined in the agreement: (i) Hanmi Bank must provide Dr. Sohn his base salary for the remaining duration of the term of the agreement; (ii) any outstanding options for the 350,000 shares or stock bonus grant at the termination date shall continue to vest and be treated as if Dr. Sohn had continued to deliver services to the Company and Hanmi Bank; and (iii) the Company shall continue to pay health insurance premiums for him and his family for the duration of the term of the agreement. If Dr. Sohn terminates without cause, he is entitled to the continued vesting of the stock option for 150,000 shares and the stock bonus grant.

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2005 relating to equity compensation plans of Hanmi Financial pursuant to which grants of options, restricted stock, or other rights to acquire shares may be granted from time to time.

			Number of securities
			remaining available for
	Number of	Weighted-average	future issuance under
	securities to	exercise price of	equity compensation
	be issued upon exercise	outstanding	plans (excluding
	of outstanding options,	options, warrants	securities reflected in
	warrants and rights(a)	and rights(b)	column(a))

Equity compensation plans approved by security holders	1,173,712	$10.55	3,047,557
Equity compensation plans not approved by security holders	838,558 (1)	$12.70	0
Total equity compensation plans	2,012,270	$11.45	3,047,557

(1)	Composed of: a) stock options granted to Chief Executive Officer to purchase 350,000 shares of common stock at an exercise price of $17.17 per share with vesting in equal annual installments of 16.66%, subject to accelerated vesting upon certain corporate transactions, and expiring no later than November 3, 2014; and b) stock warrants issued to affiliates of Castle Creek Financial LLC (for services rendered in connection with the placement of the Company’s equity securities) to purchase a total of 488,558 shares of common stock at an exercise price of $9.50 per share.

Option Grants in Last Fiscal Year

The following table shows all options to acquire shares of the Company’s stock granted to our named executive officers during fiscal year 2005.

Potential Realized
		Percent of Total			Value at Assumed
	Number of Securities	Options Granted to			Annual Rates of Stock Appreciation
	Underlying Options	Employees in Fiscal	Exercise Price	Expiration	For Option Term(4)
Name	Granted (#)(1)	Year(2)	($ per Share)(3)	Date	5%($)	10%($)

Kurt M. Wegleitner	20,000	14.8%	$16.20	6/1/2015	$203,764	$516,370

(1)	These options are incentive stock options granted pursuant to the 2000 Stock Option Plan. The options vest in equal annual installments over a five-year period from the date of grant.

(2)	The Company awarded a total of 135,554 options to employees in fiscal year 2005.

(3)	The exercise price per share is equal to the fair market value of a share of the Company’s common stock on the date of grant.

(4)	Assumed annual rates of stock price appreciation are set by the SEC and are not a forecast of future appreciation. The amounts shown are pre-tax and also assume that the options will be held throughout their entire term. Actual realized value, if any, will be dependent on the future price of the Company’s common stock, as well as the continued employment of the option holder through the vesting period.

Aggregate Option Exercises in the Last Year and Fiscal Year End Option Values

The following table shows all stock options exercised by our named executive officers during fiscal 2005 and the number and value of unexercised options they held at fiscal year end.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options At
	Acquired on	Value Realized	Options at Fiscal Year End(#)		Fiscal Year End ($)(2)
Name	Exercise	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Sung Won Sohn	—	—	—	350,000	—	$243,250
Michael J. Winiarski	—	—	2,800	11,200	$12,152	$48,608
Kurt M. Wegleitner	—	—	—	20,000	—	$33,200
Suki H. Murayama	—	—	19,150	17,740	$189,164	$119,413
Eunice U. Lim	9,400	$142,363	7,934	—	$91,817	—

(1)	Calculated by determining the difference between the exercise price of such option and the fair market value of the Company’s common stock at the exercise date, multiplied by the total number of shares exercised.

(2)	Calculated by determining the difference between the exercise price of such option and the fair market value of the Company’s common stock at December 31, 2005, multiplied by the total number of shares subject to the option.

Compensation Committee Interlocks and Insider Participation

I Joon Ahn, Ung Kyun Ahn, Joseph K. Rho, William J. Ruh and Won R. Yoon served as members of the Compensation Committee during the last completed fiscal year. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2005 or at any prior time. No member of the Compensation Committee is or was on the compensation committee of any other entity whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

Certain Relationships and Related Transactions

Some of the Company’s directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, the Company in the ordinary course of the Company’s business, and the Company expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of repayment or presented other unfavorable features. The total amount of indebtedness owed to the Company by the principal officers and current directors of the Company (including associated companies) as of December 31, 2005 was approximately $33,084.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or to be “filed” with the SEC under such Acts.

Overview and Philosophy

The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee is also responsible for setting and administering the policies that govern the Hanmi Financial 2000 Stock Option Plan (“2000 Stock Option Plan”).

There are three key elements in the Company’s executive compensation program, all determined by individual and corporate performance:

•	Annual base salary;

•	Incentive compensation; and

•	Long-term incentive compensation.

The Company’s executive compensation program is designed to enable it to attract, retain and motivate the highest quality of management talent available. Furthermore, the Committee believes that the value of the program should reflect, in large part, the value created for stockholders. The key objectives of the program are as follows:

•	To offer fair and competitive annual base salaries consistent with similarly situated companies in the banking industry;

•	To reward executives for corporate and individual performance through incentive compensation; and

•	To encourage future performance through the use of long-term incentives such as stock options, which align the interests of employees and stockholders.

Annual Base Salaries

Annually, the Committee establishes the base salaries to be paid to the executive officers of the Company during the coming year, subject to the approval of the Board of Directors. In setting base salaries, the Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole and current market conditions. Company performance measures reviewed in connection with setting base salaries in 2005 included only profitability of our subsidiary, Hanmi Bank. The Committee established no other Company performance goals for the purpose of determining base salaries.

Incentive Compensation

The Committee reviews the performance of the executive officers of the Company on an annual basis to determine the incentive compensation based on their performance and Company’s performance measures. Company performance measures reviewed in connection with determining the incentive compensation in 2005 included the following measurement criteria: earnings per share, return on average assets, pre-tax income and the average deposit increase of our subsidiary, Hanmi Bank. The Committee established no other Company performance goals for the purposes of determining incentive compensation.

Long-Term Incentive Compensation

The Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. Stock options utilize vesting periods to encourage key employees to continue in the employ of the Company.

The Company awards stock options to the executive officers pursuant to the terms of the Company’s 2000 Stock Option Plan. The Committee has not established option grant guidelines; rather, the size, timing and other material terms of the option grants for executive officers are made at the discretion of the Board and the Committee. Factors considered by the Committee and the Board include (1) awards to industry peers and (2) each executive’s previous grant history.

Compensation of the Chief Executive Officer

The Compensation Committee believes it is appropriate to discuss the compensation offered to Dr. Sohn in connection with the commencement of his employment as Chief Executive Officer of the Company in January 2005 because the Compensation Committee deliberated on and established Dr. Sohn’s compensation in connection with the Company’s entering into the employment agreement with Dr. Sohn in November 2004. The initial compensation package for Dr. Sohn is as set forth in the description of his employment agreement in the section of this proxy statement entitled “Employment Agreements.” The Committee based the structure of this package on (1) packages offered to industry peers, (2) the current compensation packages of the other executive officers of the Company and (3) the compensation package of the previous CEO.

Policy with Respect to Section 162(m)

Section 162(m) of the Internal Revenue Code of 1987, as amended (the “Code”), provides that compensation paid to a public company’s chief executive officer and its four other highest paid executive officers in excess of $1 million in a given fiscal year of the Company is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Neither the Company nor Hanmi Bank is currently compensating any executive officers at levels that would cause this limitation on corporate tax deductions to apply, and neither has any current plans to do so. The Compensation Committee has accordingly not adopted a formal policy concerning the application of the Section 162(m) limitation on tax deductions. The Compensation Committee will continue to monitor the applicability of Section 162(m). The Compensation Committee will, if it appears that any executive officer will likely be approaching the $1,000,000 compensation limitation in the near future, review whether such payments should be structured so as to qualify as deductible performance-based compensation.

The Compensation Committee

I Joon Ahn
Ung Kyun Ahn
Joseph K. Rho
William J. Ruh
Won R. Yoon

PRICE PERFORMANCE GRAPH

Set forth below is a graph comparing stockholder return on the Company’s common stock valued on the market price of common stock with the cumulative total returns for companies on an indexed basis of a $100 investment in the Company’s common stock, the Nasdaq Composite® (US) Index and the S & P Financials Index. Periods prior to June 2000 represent trading in the common stock of Hanmi Bank prior to the reorganization of the Company into a bank holding company. The Company’s common stock was accepted for listing on Nasdaq on January 29, 2001. The performance graph shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Security Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of Cumulative Total Return on $100 Investment
Among the Company, Nasdaq Composite® (US) Index, and S & P Financials Index

Comparative Return

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
The Company	100.00	147.64	184.90	219.41	398.87	396.43
NASDAQ	100.00	78.95	54.06	81.09	88.06	89.27
S & P Financials	100.00	114.20	95.44	122.09	132.15	137.07

INDEPENDENT ACCOUNTANTS

The firm of KPMG, LLP (“KPMG”) served as the Company’s independent accountants for the year ended December 31, 2005. This firm has advised the Company that it has no direct or indirect financial interest in the Company. Representatives of this firm are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $480,300. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $577,000.

Tax Fees

The aggregate fee billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005 was $119,500. In fiscal year 2005, the Company paid a fee of $106,000 for the preparation of the Company’s income tax returns and an additional fee for estimated tax and tax return compliance work of $13,500. The aggregate fee billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2004 was $35,700. In fiscal year 2004, the Company paid a fee of $20,000 for the preparation of the Company’s income tax returns and an additional fee of $15,700 for estimated tax and tax return compliance work related to the acquisition of Pacific Union Bank.

All Other Fees

There were no fees billed by KPMG for advice or services rendered to the Company other than as described above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established “Pre-Approval Policies and Procedures” for independent auditors’ services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

The Audit Committee may delegate pre-approval authority to one or more of its members. In 2005, the Audit Committee Chairman was permitted to approve fees up to $25,000 with the requirement that any pre-approval decisions be reported to the Audit Committee at its next scheduled meeting.

The only non-audit services provided by the independent auditors relate to the preparation of the Company’s income tax return, and this work and related fees receive specific approval in advance by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors maintains an Audit Committee composed of five of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies Rule 4350(d)(2)(A) of the National Association of Securities Dealers, Inc. which governs Audit Committee composition, as all audit committee members are “independent directors” and the committee currently has more than one member with past employment experience in accounting with the requisite professional certifications. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which appears in the following section.

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, during the course of 2005, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Audit Committee meeting. At the conclusion of the process, the Audit Committee reviewed a report submitted by the management on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee

Kraig A. Kupiec
Joon Hyung Lee
Richard B. C. Lee
M. Christian Mitchell
Chang Kyu Park

AUDIT COMMITTEE CHARTER

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Hanmi Financial Corporation (the “Company”) is to (a) assist the Board in monitoring, overseeing, and assessing (i) the Company’s accounting and financial reporting processes; (ii) the quality and integrity of the Company’s financial statements, including audits of the financial statements; (iii) the performance of the Company’s internal audit function, including independent loan review, performed by the Company’s Risk Control Group; (iv) the qualifications, independence and performance of the independent auditor; (v) compliance with applicable legal and regulatory financial accounting requirements; and (vi) management’s ability to evaluate adequacy of internal controls and capably identify and control risks posed by its current and planned activities; and (b) provide an avenue for communication among the independent auditor, the Risk Control Group, management and the Board. The Committee shall have such other duties as set forth in this charter and as directed by the Board.

II.	Composition of the Committee

The Committee shall be comprised of at least three directors, each of whom shall be determined by the Board to meet the independence requirements of the Securities and Exchange Commission (the “SEC”), the Federal Deposit Insurance Corporation (“FDIC”), The Nasdaq Stock Market, Inc. (“Nasdaq”) and any other applicable governmental or regulatory authorities. The Committee shall also meet the applicable experience, expertise, financial literacy and other requirements of the SEC, FDIC and Nasdaq. At least one member of the Committee shall be an “audit committee financial expert” as defined by SEC rules.

The members of the Committee shall be nominated by the Board upon recommendation by the Nominating and Corporate Governance Committee. The Board shall designate a Chairman and a Vice Chairman of the Committee. If the Committee Chairman is not present at a meeting of the Committee, the Vice Chairman shall preside.

III.	Committee Meetings

The Committee shall meet quarterly or more frequently as circumstances require. A majority of the members of the Committee shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

The Committee Chairman, in consultation with management and other members of the Committee, shall prepare and/or approve an agenda in advance of each meeting. Materials related to agenda items shall be provided to the Committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting. The Committee shall maintain written minutes of its meetings, which shall be maintained with the books and records of the Company. The Committee shall report its activities regularly and directly to the Board and shall make recommendations that the Committee deems advisable.

The Committee may request that any director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

IV.	Authority and Responsibilities

A.	General

1. The Committee shall prepare annually the report required by the SEC to be included in the Company’s annual proxy statement, including the review of financial statements with management, review of SAS 61 with the independent auditor, and review of the written disclosures and the letter from the independent auditor.

2. The Committee shall have unrestricted access to Company personnel and documents and shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

3. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisors employed by the Committee; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

B.	Quality and Integrity of Financial Statements

1. The Committee shall review and discuss with management, the Risk Control Group and the independent auditor the Company’s quarterly and annual reports on Form 10-Q and Form 10-K, respectively, prior to their filing with the SEC, including Company’s financial statements, the disclosures contained therein (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), and any certification, report, opinion or review rendered by management, the Risk Control Group or the independent auditor in connection with the foregoing. (For Form 10-Q review and discussion, CFO provides a draft of the 10Q to Audit Committee Chairman who after review discusses with CFO, outside financial auditors and Risk Control Group Manager. Draft of 10Q is also sent to all audit committee members and Chairman holds telephonic conference with committee members prior to 10Q filing date to discuss any issues they may have about the report financial information. )

2. The Committee shall review and discuss with management, the Risk Control Group and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any special steps adopted in light of any material control deficiencies and the effect of regulatory and accounting initiatives on the Company’s financial statements.

3. The Committee shall discuss earnings press releases as well as financial information and earnings guidance to be provided to analysts and rating agencies.

4. The Committee shall periodically meet privately in executive session, with management, the Risk Control Group and the independent auditor, and as a committee to discuss any matters that the Committee or each of those groups believes should be discussed. The Committee may ask members of management or others to attend any such meeting and provide pertinent information as necessary.

C.	Internal Controls and Procedures

1. The Committee shall, in consultation with the Risk Control Group, management and the independent auditor, review and discuss the adequacy and effectiveness of the Company’s (a) internal controls, (b) management risk assessment evaluation process including its ongoing monitoring and periodic reporting (c) internal audit procedures and (d) disclosure controls and processes, and management reports thereon.

2. The Committee shall review any disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

3. The Committee shall review and discuss with management and the Risk Control Group the Company’s significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company’s risk assessment and risk management policies.

D.	Internal Audit Function

1. The Company’s Risk Control Group shall perform internal audit functions, including independent loan review, for the Company and shall report directly to the Committee. The Committee shall at least annually review and approve the Company’s internal audit and independent loan review plans (collectively, the “Internal Audit Plans”). The Committee shall periodically review the progress of implementation of the Internal Audit Plans.

2. The Committee shall annually review with management and the Risk Control Group Manager: (a) the Risk Control Group’s responsibilities; (b) the Risk Control Group’s budget, staffing and the procedures and policies for implementing the Internal Audit Plans; and (c) any changes required in the scope of the Internal Audit Plans.

3. The Committee shall review, at least quarterly, with management and the Risk Control Group summaries of significant internal audit and independent loan review report observations and independent certified audit reports, bank examinations and other information submitted by management. The Committee shall also review, at least quarterly, with management and the Risk Control Group any material findings of the Risk Control Group, any difficulties encountered in the course of the internal audits, and the status of any corrective actions.

4. The Committee shall review and approve the appointment, replacement, performance and compensation of any internal auditor other than the Risk Control Group retained to perform any internal audit functions.

E.	Independent Auditor’s Qualifications and Independence

1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditor must report directly to the Committee.

2. The Committee shall review the annual retention of the independent auditor, the audit engagement letters, the scope of audit services, estimated fees, timing of auditor visits, coordination with internal audit, monitoring of audit results and review of the independent auditor’s performance and services. The Committee shall have the sole authority to appoint or replace the independent auditor as the Committee deems necessary or appropriate.

3. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor (whether pursuant to policies or otherwise), subject to the de minimis exceptions for non audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to policies adopted by the Company.

4. The Committee shall not engage, or otherwise permit the Company to engage, the independent auditor to provide any non-audit services prohibited under Section 10A of the Exchange Act (Section 10A of the Exchange Act currently prohibits (a) bookkeeping or other services related to the accounting records or financial statements of the audit client, (b) financial information systems design and implementation, (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (d) actuarial services, (e) internal audit outsourcing services, (f) management functions or human resources, (g) broker or dealer, investment adviser, or investment banking services, (h) legal services and expert services unrelated to the audit, and (i) any other service that the Public Company Accounting Oversight Board, which was established under Section 101 of the Sarbanes-Oxley Act of 2002, determines, by regulation, is impermissible).

5. The Committee shall annually evaluate the qualifications, performance and independence of the independent auditor. The Committee shall (a) receive written disclosures and the written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, (b) discuss with the independent auditor any disclosed relationships or services that might impact the auditor’s objectivity and independence and (c) take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

6. The Committee shall ensure that the independent auditor’s lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit are rotated as required by law.

7. The Committee shall oversee the establishment of written hiring policies for current and former employees of the independent auditor.

F.	Independent Auditor’s Audit

1. The Committee shall annually review and discuss with the independent auditor (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

2. The Committee shall, at least quarterly, review and discuss reports from the independent auditor on (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

3. The Committee shall review the Company’s audited financial statements in relation to meeting the requirements of an annual director’s examination, related notes, the independent auditor’s opinion to be rendered, and any unresolved disagreements with management concerning accounting or disclosure matters.

4. The Committee shall inquire into any accounting adjustments that were noted or proposed by the independent auditor but were not recorded in the financial statements.

G.	Compliance with Laws and Regulations

1. The Committee shall review significant findings reported by bank regulators, management’s related responses and monitor corrective actions on any major deficiencies noted.

2. The Committee shall, at least annually, review with Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

3. The Committee shall review all “related party transactions” for potential conflicts of interest situations on an ongoing basis and have the authority to approve any such transactions. For purposes hereof, “related party transactions” shall mean any transaction required to be disclosed by the Company pursuant to SEC Regulation S-K, Item 404. The Committee shall also oversee the provisions of, and any violations of the provisions of, Section XII of the Company’s Code of Business Conduct and Ethics.

4. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Such procedures shall include the Committee’s responsibilities in response to any such complaints or submissions as set forth in the Company’s Code of Business Conduct and Ethics.

The Committee shall also undertake such additional activities within the scope of its primary function as the Board or the Committee may from time to time determine or as may otherwise be required by law, the Board or the Company’s by-laws or charter.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of the Company. While the Committee has the responsibilities and powers set forth by this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tables set forth information pertaining to beneficial ownership (as defined below) of the Company’s common stock, by (i) persons known to the Company to own more than five percent of the outstanding shares of the Company’s common stock, (ii) each director and nominee for election, (iii) executive officers of the Company and (iv) all directors and executive officers of the Company as a group. The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each individual or entity. Management knows of no person who owns, beneficially or of record, either individually or with associates, more than five percent of the Company’s common stock, except as set forth below.

The number of shares “beneficially owned” by a given stockholder are determined under Securities and Exchange Commission Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of the date hereof. Except as otherwise indicated, the address for each of the following persons is the Company’s address. The following information is as of April 10, 2006.

Common Stock Beneficially Owned

		Percentage of
Name and Address of Beneficial Owner	Number of Shares	Shares Outstanding

FMR Corporation(1)	4,857,805	9.71%
Won R. Yoon(2)(3)(4) Director	1,680,722	3.36%
Joseph K. Rho(2) Director	1,594,838	3.19%
Chang Kyu Park(2) Director	1,242,920	2.48%
Richard B. C. Lee(5)(6) Director	1,214,356	2.43%
Joon Hyung Lee(7) Chairman of the Board	1,214,300	2.43%
I Joon Ahn(2) Director	1,177,526	2.35%
William Ruh(8) Director	96,908	0.19%
Sung Won Sohn(9)(10) Director, President and Chief Executive Officer	88,333	0.18%
Kraig Kupiec(11) Director	28,482	0.06%
Suki H. Murayama(12) Senior Vice President and District Leader	22,786	0.05%
Eunice U, Lim(13) Senior Vice President and Deputy Chief Credit Officer	18,758	0.04%
M. Christian Mitchell(14) Director	6,667	0.01%
Michael J. Winiarski(15) Senior Vice President and Chief Financial Officer	5,600	0.01%
Kurt M. Wegleitner Executive Vice President and Chief Credit Officer	0	0.00%
All directors and executive officers as a group (14 in number)	8,392,196	16.68%

(1)	As reported in Schedule 13G filed as of December 31, 2005. The address of FMR Corporation is 82 Devonshire Street, Boston, MA 02109. Pursuant to Schedule 13b, FMR Corporation is the parent of Fidelity Management & Research Company, a registered investment adviser and beneficial owner of the shares reported by FMR Corporation. Edward C. Johnson III is the Chairman of FMR Corporation.

(2)	Shares beneficial ownership with his spouse.

(3)	Includes 394,058 shares held by Won R. Yoon MD & Soo Y. Song Yoon MD, Inc., of which he and his spouse have sole ownership.

(4)	Includes 18,312 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(5)	Includes 40,944 shares held in the names of his children under the Uniform Trust for Minors Act over which he exercises sole investment power.

(6)	Includes 54,936 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(7)	Includes 36,624 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.8908.

(8)	Includes 56,908 shares issuable upon exercise of warrants issued at an exercise price of $9.5000.

(9)	60,000 restricted shares will be vested in equal annual installment of 20,000 on the vesting anniversary date starting from February 22, 2007 pursuant to the Stock Bonus Agreement between the Company and Dr. Sohn.

(10)	Includes 58,333 shares issuable upon exercise of options issued in connection with Dr. Sohn’s execution of an employment agreement with the Company at $17.1650.

(11)	Includes 28,482 shares issuable upon exercise of options issued at an exercise price of $3.2700 assumed at the merger with Pacific Union Bank.

(12)	Includes 21,950 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $7.0336 (16,350 shares) and $13.5200 (5,600 shares).

(13)	Includes 7,934 shares issuable upon exercise of options issued at an exercise price of $4.0950 (2,848 shares) and $7.5150 (5,086 shares) assumed at the merger with Pacific Union Bank.

(14)	Includes 6,667 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $13.3450.

(15)	Includes 5,600 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $13.5200.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2005, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

OTHER MATTERS

The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting of Stockholders. If, however, other business shall properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with the recommendation of the Board of Directors, or in the absence of a recommendation, in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Any stockholder proposal intended to be included in the Company’s Proxy Statement for the 2007 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than January 1, 2007. Pursuant to the Company’s Bylaws, any other stockholder proposal to be presented at any annual meeting must be received by the Company’s Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper form, the stockholder’s notice must contain such information as is required by the Company’s Bylaws and applicable law.

For any proposal that is not submitted for inclusion in next year’s proxy and is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company (i) does not receive notice of the proposal prior to the close of business on March 5, 2007 or (ii) receives notice of the proposal before the close of business on March 15, 2007, and advises stockholders in the proxy about the nature of the matter and how management intends to vote.

AVAILABILITY OF FORM 10-K

The Company’s Annual Report for 2005 is included in the mailing with this proxy statement. The Company will provide to any stockholder without charge and by first class mail, upon the written request of that stockholder, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission. Such requests should be addressed to: Stephanie Yoon, Investor Relations Manager, at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, CA 90010. The Annual Report on Form 10-K includes a list of Exhibits. If you wish to receive copies of the Exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information we file with them.

By Order of the Board of Directors
/s/  Sung Won Sohn
Sung Won Sohn
President and Chief Executive Office

PROXY
HANMI FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2006
The undersigned shareholder(s) of Hanmi Financial Corporation (“Hanmi”) hereby nominates, constitutes and appoints M. Christian Mitchell and Justine Roe, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Hanmi Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hanmi to be held at the Radisson Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on May 24, 2006, at 10:30 a.m. local time, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” PROPOSAL 1.
IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

Board of Directors recommends a vote FOR Proposal 1.

1. ELECTION OF DIRECTORS. To elect the following four nominees to serve as directors of Hanmi for a term of three years until their respective successors are elected and qualified.	☐	FOR	☐	WITHHOLD AUTHORITY TO VOTE	☐	EXCEPTIONS
Director Nominees: I Joon Ahn, Kraig A. Kupiec, Joon Hyung Lee, Joseph K. Rho
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

2. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi or its Board of Directors at the Meeting.

☒	Please mark votes as in this example

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
I (We) do ☐   do not ☐   expect to attend the Meeting.

Number of Persons:

Please sign and date below.

Number of Shares:

Please Print Name

Please Print Name

Dated:

Signature of Shareholder

Signature of Shareholder
(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full duties. All joint owners should sign.)

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Please Detach Here
You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope
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